General	6 Months Ended
Jun. 30, 2024
Nature Of Operations Disclosure [Abstract]
General
Note 1 - General

A.
Chemomab Therapeutics Ltd. (the “Company") is an Israeli-based company incorporated under the laws of the State of Israel in September 2011. The Company’s registered office is located in Kiryat Atidim, Tel Aviv, Israel. The Company is a clinical-stage biotech company discovering and developing innovative therapeutics for conditions with high-unmet medical need that involve inflammation and fibrosis. The wholly owned subsidiaries of the Company are: Chemomab Ltd. ("Chemomab"), Chemomab Therapeutics Israel Ltd. and Chemomab Therapeutics Inc.

The Company currently has no products approved for sale. The Company’s operations are funded primarily by its Shareholders. The Company has incurred operating losses in each year since its inception and does not expect to generate significant revenue unless and until it obtains marketing approval for its products. Continuation of the Company’s development programs depend on its future ability to raise sources of financing. The Company believes that following the fundraising closed on July 2024, its existing liquidity resources will enable it to fund its operations through the beginning of 2026 with the ability to perform cost reductions in order to extend the operations even further, if required to do so.

B.
In October 2023, the Company entered into an At the Market Offering Agreement (the "Roth ATM Agreement") with Roth Capital Partners, LLC, (“Roth”). According to the Roth ATM Agreement, the Company may offer and sell, from time to time, its ADSs having an aggregate offering price of up to $2,863,664 through Roth or the Roth ATM Agreement. From October 30, 2023, through June 30, 2024, the Company issued 1,954,455 ADSs at an average price of approximately $0.95 per ADS under the Roth ATM Agreement, resulting in net proceeds of $1,674 thousand.